SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 17, 2010

KEYUAN PETROCHEMICALS, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-51750	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955
 (ISSUER TELEPHONE NUMBER)

Silver Pearl Enterprises, Inc.
1541 E. Interstate 30
Rockwall, Texas 75087
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Leser, Hunter, Taubman & Taubman 17 State Street, Floor 20 New York, NY 10004 Tel: 212-732-7184
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Final Closing of Offering

On May 18, 2010, Keyuan Petrochemicals, Inc. (hereinafter referred to as the “Company”)  closed on the second and final round (the “Final Closing”) of the private placement offering (the “Offering”) previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2010 (the “April 28th 8-K”) through the sale in a private placement of 87,142 units (the “Units”) at a purchase price of $35 per Unit, consisting of, in the aggregate, (a) 784,278 shares of Series A convertible preferred stock, par value $0.001 per share (the “Series A Preferred Stock”) convertible into the same number of shares of Common Stock, (b) 87,142 shares of Common Stock (the “Shares”), (c) three-year Series A Warrants to purchase up to 87,142 shares of Common Stock, at an exercise price of $4.50 per share (the “Series A Warrant Shares”), and (d) three-year Series B Warrants to purchase up to 87,142 shares of Common Stock, at an exercise price of $5.25 per share (the “Series B Warrant Shares”), for aggregate gross proceeds of $3,049,970 (the “Private Placement”).

The Company raised an aggregate amount of $26,204,640 in the Offering.  As of the Final Closing, the Company has 50,839,504 shares of common stock issued and outstanding (including the shares of common stock underlying the Series M Preferred Stock issued to the management pursuant to the terms of the Share Exchange transaction dated April 22, 2010), 6,738,336 shares of Series A Preferred Stock, Series A Warrants exercisable for an aggregate of up to 748,704 shares of Common Stock and Series B Warrants exercisable for an aggregate of up to 748,704 shares of Common Stock.  Additionally, as more fully described below, the Placement Agent (as defined below) received 718,755 warrants.

For a more detailed discussion of the terms of the Offering, the information contained in April 28th 8-K is referred to and incorporated herein by reference.

Compensation to Placement Agents

TriPoint Global Equities, LLC acted as the Company’s exclusive placement agent (the “Placement Agent”) in connection with the Offering.  In connection with the services performed by the Placement Agent in the Offering, the Placement Agent received: (i) cash commissions equal to 6% of the gross proceeds received by the Company; (ii) a cash management finance fee equal to 1% of the gross proceeds raised by the Company in the Offering, payable at the time of each closing; and (iii) warrants to purchase such number of securities equal to 8% of the aggregate number of securities being sold and/or issued in the Offering (the “Agent Warrants”). The Company also agreed to compensate the Placement Agent for all of its reasonable expenses in connection with the Offering.

Item 3.02  Unregistered Sales of Equity Securities

The information set forth in Item 1.01 is hereby incorporated by reference in this Item 3.02.

In connection with the Final Closing, the Company issued 784,278 shares of Series A Preferred Stock, 87,142 shares of Common Stock, 87,142 Series A Warrants and 87,142 Series B Warrants to the Investors.  The Securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”).

The issuance of these securities was exempt from registration under the safe harbor provided by Regulation D Rule 506 and/or Regulation S, and Section 4(2) of the Securities Act. The Company made this determination based on the representations of Investors, which included, in pertinent part, that such Investors were either (a) “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the General Rules and Regulations of the Securities Act (“Regulation D”), or (b) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S promulgated under the General Rules and Regulations of the Securities Act, and upon such further representations from the Investors that (a) the Investor was acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the Investor agreed not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the Investor had knowledge and experience in financial and business matters such that he, she or it was capable of evaluating the merits and risks of an investment in the Company, (d) the Investor had access to all of the Company’s documents, records, and books pertaining to their investment in the Units and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which the Company possessed or was able to acquire without unreasonable effort and expense, and (e) the Investor had no need for the liquidity in its investment in the Units and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

Item 5.03   Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On May 12, 2010, we caused to be formed a corporation under the laws of the State of Nevada called Keyuan Petrochemicals, Inc. ("Merger Sub") and on the same day, acquired one hundred shares of Merger Sub's common stock for cash. As such, Merger Sub became our wholly-owned subsidiary.

Effective as of May 17, 2010, Merger Sub was merged with and into us. As a result of the merger, our corporate name was changed to “Keyuan Petrochemicals, Inc.”  Prior to the merger, Merger Sub had no liabilities and nominal assets and, as a result of the merger, the separate existence of the Merger Sub ceased.  We are the surviving corporation in the merger and, except for the name change provided for in the Agreement and Plan of Merger, there was no change in our directors, officers, capital structure or business.

As the parent domestic Nevada corporation, owning at least 90 percent of the outstanding shares of Merger Sub, under Nevada law (NRS Section 92A.180) we may merge Merger Sub into ourselves without stockholder approval and effectuate a name change without stockholder approval.

A copy of the Agreement and Plan of Merger and a copy of the Articles of Merger are incorporated herein by reference and filed as Exhibits 2.1 and 3.1, respectively, to this Current Report on Form 8-K.

Pursuant to the name change, we shall obtain a new OTCBB symbol.  We will file an amendment to this Current Report on Form 8-K once we receive the new symbol.

Item 8.01 Other Events

On May 18, 2010, the Company issued a press release announcing the completion of additional funding in the amount of $3.05 million. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger

3.1	Articles of Merger

99.1	Press Release issued by Silver Pearl Enterprises, Inc. dated May 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

By:	/s/ Aichun Li
Name:	Aichun Li
Title: Dated:	Chief Financial Officer May 19, 2010